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                                                                    EXHIBIT 10.3



                            SCC COMMUNICATIONS CORP.
                           1998 STOCK INCENTIVE PLAN


                                  ARTICLE ONE

                               GENERAL PROVISIONS


       I.        PURPOSE OF THE PLAN

                 This 1998 Stock Incentive Plan is intended to promote the interests of SCC Communications Corp., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                 Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II.         STRUCTURE OF THE PLAN

                 A. The Plan shall be divided into five separate equity programs:

                          -       the Discretionary Option Grant Program under
which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                          -       the Salary Investment Option Grant Program,
which may, in the Plan Administrator's discretion, be activated for one or more calendar years and thereby allow eligible employees the opportunity to invest a portion of their base salary invested each year in special option grants,

                          -       the Stock Issuance Program under which
eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

                          -       the Automatic Option Grant Program under
which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and
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                          -       the Director Fee Option Grant Program, which
may, in the Plan Administrator's discretion, be activated for one or more calendar years and thereby allow the non-employee Board members the opportunity to apply all or any portion of their annual retainer fee otherwise payable in cash to a special option grant.

                 B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

     III.        ADMINISTRATION OF THE PLAN

                 A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

                 B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                 C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any stock option or stock issuance thereunder.

                 D. The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

                 E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such


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committee.  No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                 F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

     IV.         ELIGIBILITY

                 A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                               (i)         Employees,

                              (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                             (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

                 B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

                 C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

                 D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.





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                 E.       The individuals who shall be eligible to participate
in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date, including individuals who first joined the Board prior to the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

                 F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

       V.        STOCK SUBJECT TO THE PLAN

                 A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 1,901,055 shares, which shall consist of (i) the number of shares which remained available for issuance, as of the Plan Effective Time, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to outstanding options under that Predecessor Plan, and (ii) an additional increase of approximately 500,000 shares authorized by the Board and the stockholders prior to the Section 12 Registration Date. In addition, the share reserve will automatically be increased on the first trading day in January of each calendar year, beginning with the 1999 calendar year, by an amount equal to 3% of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 731,000 shares. To the extent any unvested shares of Common Stock outstanding under the Predecessor Plan as of the Plan Effective Time are subsequently repurchased by the Corporation, at the option exercise price paid per share, in connection with the holder's termination of service prior to vesting in the shares, those repurchased shares shall be added to the reserve of Common Stock available for issuance under the Plan, but in no event shall more than 476,776 shares be added to the reserve from such repurchases.

                 B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1998 calendar year.

                 C. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise





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in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation (including unvested shares issued under the Predecessor Plan and repurchased by the Corporation at or after the Plan Effective Time), at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under Section IV of Article Two of the Plan shall NOT be available for subsequent issuance under the Plan.

                 D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities by which the share reserve may increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (vi) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.





                                       5.
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                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


       I.        OPTION TERMS

                 Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                 A.       EXERCISE PRICE.

                          1.      The exercise price per share shall be fixed
by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2.      The exercise price shall become immediately
due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

                               (i)         cash or check made payable to the
         Corporation,

                              (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                             (iii)         to the extent the option is
         exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                 Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.





                                       6.
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                 B.       EXERCISE AND TERM OF OPTIONS.  Each option shall be
exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                 C.       EFFECT OF TERMINATION OF SERVICE.

                          1.      The following provisions shall govern the
exercise of any options held by the Optionee at the time of cessation of Service or death:

                               (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                              (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                             (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                              (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                          2.      The Plan Administrator shall have complete
discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time





                                       7.
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         as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                               (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

                 D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                 E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                 F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     II.         INCENTIVE OPTIONS

                 The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                 A. ELIGIBILITY. Incentive Options may only be granted to Employees.





                                       8.
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                 B.       EXERCISE PRICE.  The exercise price per share shall
not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                 C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                 D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

     III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Class A Common Stock. However, an outstanding option shall NOT become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or
(ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

                 B. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.





                                       9.
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                 C.       Immediately following the consummation of the
Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                 D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

                 E. The Plan Administrator shall have the discretionary authority to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction, so that each such option shall, immediately prior to the effect date of such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

                 F. The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination.
In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.





                                      10.
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                 G.       The Plan Administrator shall have the discretionary
authority to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Change in Control so that each such option shall, immediately prior to the effect date of such Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full.
Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Each option so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of Optionee's cessation of Service.

                 H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

                 I. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.         CANCELLATION AND REGRANT OF OPTIONS

                 The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

       V.        STOCK APPRECIATION RIGHTS

                 A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.





                                      11.
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                 B.       The following terms shall govern the grant and
exercise of tandem stock appreciation rights:

                               (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                              (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                             (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                 C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                               (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                              (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested





                                      12.

         under each surrendered option (or surrendered portion thereof) over
         (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                             (iii) The Plan Administrator shall, at the time the option with such limited stock appreciation right is granted under the Discretionary Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                              (iv) The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.





                                      13.

                                 ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM

       I.        OPTION GRANTS

                 The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall automatically be granted an option under the Salary Investment Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

     II.         OPTION TERMS

                 Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

                 A.       EXERCISE PRICE.

                          1.      The exercise price per share shall be
thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2.      The exercise price shall become immediately
due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                 B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):





                                      14.

                          X = A / (B x 66-2/3%), where

                          X is the number of option shares,

                          A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

                          B is the Fair Market Value per share of Common Stock on the option grant date.

                 C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                 D. EFFECT OF TERMINATION OF SERVICE. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the three (3)- year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     III .       CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                 A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate





                                      15.

Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

                 B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service or (iii) the surrender of the option in connection with a Hostile Take-Over.

                 C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

                 D. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.        REMAINING TERMS

                 The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.





                                      16.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

       I.        STOCK ISSUANCE TERMS

                 Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

                 A.       PURCHASE PRICE.

                          1.      The purchase price per share shall be fixed
by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

                          2.      Subject to the provisions of Section I of
Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                               (i) cash or check made payable to the Corporation, or

                              (ii)         past services rendered to the
         Corporation (or any Parent or Subsidiary).

                 B.       VESTING PROVISIONS.

                          1.      The Plan Administrator may issue shares of
Common Stock under the Stock Issuance Program which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards under the Stock Issuance Program which shall entitle the recipient to receive a specified number of shares of Common Stock upon the attainment of one or more performance goals established by the Plan Administrator. Upon the attainment of such performance goals, fully-vested shares of Common Stock shall be issued in satisfaction of those share right awards.

                          2.      Any new, substituted or additional securities
or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or





                                      17.

other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                          3.      The Participant shall have full stockholder
rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                          4.      Should the Participant cease to remain in
Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                          5.      The Plan Administrator may in its discretion
waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                          6.      Outstanding share right awards under the
Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained.

     II.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent
(i) those repurchase rights are to be assigned to the successor corporation (or





                                      18.

parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                 B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

                 C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control.

     III.        SHARE ESCROW/LEGENDS

                 Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.





                                      19.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM

       I .       OPTION TERMS

                 A. GRANT DATES. Option grants shall be made on the dates specified below:

                          1.      Each individual who is first elected or
appointed as a non-employee Board member at any time on or after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 15,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                          2.      On the date of each Annual Stockholders
Meeting held after the Underwriting Date, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 3,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such annual option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who first joined the Board prior to the Underwriting Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

                 B.       EXERCISE PRICE.

                          1.      The exercise price per share shall be equal
to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2.      The exercise price shall be payable in one or
more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                 C.       OPTION TERM.  Each option shall have a term of ten
(10) years measured from the option grant date.

                 D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 15,000 share option grant shall vest, and the Corporation's repurchase right shall lapse with





                                      20.

respect to those shares, as follows: (i) twenty-five percent (25%) upon Optionee's completion of one (1) year of Board service measured from the grant date and (ii) the balance in a series of thirty-six (36) successive equal monthly installments upon the Optionee's completion of each additional month of Board service over the thirty-six (36)-month period measured from the first anniversary of the option grant date. The shares subject to each annual 3,000-share option grant shall vest, and the Corporation's repurchase right shall lapse with respect to those shares, upon the Optionee's completion of one
(1) year of Board service measured from the grant date.

                 E. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                               (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                              (ii)         During the twelve (12)-month
         exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                             (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                              (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.





                                      21.

       II.       CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                 F. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of those Option Shares as fully-vested shares of Common Stock and may be exercised for all or any portion of those vested shares. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                 G. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of those Option Shares as fully-vested shares of Common Stock and may be exercised for all or any portion of those vested shares. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                 H. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

                 I. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

                 J. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.





                                      22.

                 K. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III .       REMAINING TERMS

                 The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.





                                      23.

                                  ARTICLE SIX

                       DIRECTOR FEE OPTION GRANT PROGRAM


       I.        OPTION GRANTS

                 The Plan Administrator shall have the sole and exclusive authority to determine the calendar year or years (if any) the Director Fee Option Grant Program is to be in effect. Once the Director Fee Option Grant Program is in effect, each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable in cash.

     II.         OPTION TERMS

                 Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

                 A.       EXERCISE PRICE.

                          1.      The exercise price per share shall be
thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2.      The exercise price shall become immediately
due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                 B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                          X = A / (B x 66-2/3%), where

                          X is the number of option shares,





                                      24.

                          A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

                          B is the Fair Market Value per share of Common Stock on the option grant date.

                 C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) equal monthly installments upon the Optionee's completion of each month of Board service over the twelve
(12)-month period measured from the grant date. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                 D. TERMINATION OF BOARD SERVICE. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

                 E. DEATH OR PERMANENT DISABILITY. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three
(3)-year period measured from the date of such cessation of Board service.

                 Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.





                                      25.

     III.        CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                 A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

                 B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

                 C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

                 D. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.





                                      26.

     IV.         REMAINING TERMS

                 The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.





                                      27.

                                 ARTICLE SEVEN

                                 MISCELLANEOUS

       I.        FINANCING

                 The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus
(ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     II.         TAX WITHHOLDING

                 A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                 B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                          Stock Withholding:  The election to have the
Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                          Stock Delivery:  The election to deliver to the
Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.





                                      28.

     III.        EFFECTIVE DATE AND TERM OF THE PLAN

                 A. The Discretionary Option Grant, Stock Issuance and Automatic Option Grant Programs shall become effective on the Underwriting Date. The Salary Investment Option Grant Program and the Director Fee Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant or Automatic Option Grant Program at any time on or after the Underwriting Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Time, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

                 B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Section 12 Registration Date.
All options outstanding under the Predecessor Plan on the Section 12 Registration Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                 C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

                 D. The Plan shall terminate upon the earliest to occur of (i) April 30, 2008 (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on April 30, 2008, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

     IV.         AMENDMENT OF THE PLAN

                 A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.





                                      29.

                 B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

       V.        USE OF PROCEEDS

                 Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     VI.         REGULATORY APPROVALS

                 A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

                 B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII.        NO EMPLOYMENT/SERVICE RIGHTS

                 Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.





                                      30.

                                    APPENDIX


                 The following definitions shall be in effect under the Plan:

         A. ACTIVATION DATE shall mean the date on which the Automatic Option Grant Program is activated by the Board.

         B. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program that may be in effect under the Plan.

         C.      BOARD shall mean the Corporation's Board of Directors.

         D. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                      (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

                      (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         E.      CODE shall mean the Internal Revenue Code of 1986, as amended.

         F.      COMMON STOCK shall mean the Corporation's common stock.

         G. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different





                                      A-1.

         from the persons holding those securities immediately prior to such transaction, or

                      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         H. CORPORATION shall mean SCC Communications Corp., a Delaware corporation, and its successors.

         I. DIRECTOR FEE OPTION GRANT PROGRAM shall mean the special stock option grant that may be in effect for non-employee Board members under Article Six of the Plan.

         J. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

         K. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

         L. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         M. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

         N. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.





                                      A-2.

         If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                    (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

                      (iv) For purposes of any option grants made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

         O. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

         P. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

         Q. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                      (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                      (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
         (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.





                                      A-3.

         R. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         S. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         T. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         U. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

         V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         W. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         X. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         Y. PLAN shall mean the Corporation's 1998 Stock Incentive Plan, as set forth in this document.





                                      A-4.

         Z. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         AA.     PLAN EFFECTIVE DATE shall mean the date the Plan is adopted by the Board.

         AB.     PREDECESSOR PLAN shall mean the Corporation's pre-existing
Stock Option Plan in effect immediately prior to the Section 12 Registration
Date.

         AC.     PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

         AD.     SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the salary investment option grant program that may be in effect under the Plan.

         AE.     SECONDARY COMMITTEE shall mean a committee of one or more
Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

         AF.     SECTION 12 REGISTRATION DATE shall mean the date on which the
Common Stock is first registered under Section 12 of the 1934 Act.

         AG.     SECTION 16 INSIDER shall mean an officer or director of the
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         AH.     SERVICE shall mean the performance of services for the
Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         AI.     STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         AJ.     STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.





                                      A-5.

         AK.     STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

         AL.     SUBSIDIARY shall mean any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         AM.     TAKE-OVER PRICE shall mean the greater of (i) the Fair Market
Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         AN.     TAXES shall mean the Federal, state and local income and
employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         AO.     10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         AP.     UNDERWRITING AGREEMENT shall mean the agreement between the
Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

         AQ.     UNDERWRITING DATE shall mean the date on which the
Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.





                                      A-6.